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                       AMENDMENT #5 TO VANSTAR CORPORATION
             SECOND AMENDED AND RESTATED FINANCING PROGRAM AGREEMENT


     This Amendment to Vanstar Corporation Second Amended and Restated Financing Program Agreement (this "Amendment") is made as of September 25, 1996, by and between Vanstar Corporation, a Delaware corporation ("Borrower") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS

     A. Borrower and IBM Credit have entered into that certain Vanstar Corporation Second Amended and Restated Financing Program Agreement dated as of April 30, 1995 (as amended by Amendment #1 dated as of September 15, 1995, Amendment #2 dated as of October 26, 1995 and Amendment #3 dated as of November 10, 1995, and as the same may be further amended, supplemented or as otherwise modified from time to time, the "Agreement").

     B. Borrower proposes to enter into the VFT Transaction (as such term is defined in Section 3.K. of this Amendment), pursuant to which Borrower, among other things, expects to issue not less than $100,000,000 principal amount of its convertible debentures (including over-allotments), as is more fully described in the preliminary Offering Circular of Vanstar Financing Trust dated September 12, 1996 (the "Offering Circular"), the net proceeds of which will be used to reduce Borrower's outstanding indebtedness to IBM Credit under the Agreement. Borrower has requested IBM Credit to consent to the consummation of the VFT Transaction and to enter into this Amendment in order to amend the Agreement to reflect the consummation thereof, which IBM Credit is willing to do on the basis set forth herein.

     C. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and IBM Credit hereby agree as follows:

     Section 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     Section 2. CONSENT. IBM Credit hereby consents to the consummation by Borrower of the VFT Transaction. At the closing of the VFT Transaction, Borrower shall promptly remit to IBM Credit, for application to Borrower's outstanding indebtedness to IBM Credit under the Agreement, the proceeds of the issuance of the Convertible Debentures (as such term is defined in Section 3.K. of this Amendment), net of all underwriting and other discounts and commissions and all closing and other costs incurred by Borrower or VFT in connection with the VFT Transaction.

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     Section 3.     AMENDMENTS.  Each of the following amendments shall be
effective upon the closing of the VFT Transaction:

          A. Section 1 of the Agreement is hereby amended by deleting from the third and fourth lines thereof the amount "Four Hundred Fifty Million Dollars ($450,000,000)" and substituting, in lieu thereof, the amount of "Three Hundred Million Dollars ($300,000,000)."

          B. Section 2(A) is hereby amended by adding the following paragraph at the end of such section:

          "Notwithstanding any other provision of this Agreement, Borrower shall not be required to furnish to IBM Credit any financial statements of VFT."

          C. Section 6(b) is hereby amended by adding the following sentence at the end of such section:

          "Notwithstanding any other provision of this Agreement, no security interest is granted by Borrower to IBM Credit in the Common Securities."

          D. Section 11(a)(xi) is hereby amended by amending the second sentence of such section to read as follows:

          "Other than the Guarantor Subsidiaries and VFT, which shall not in any event be a Guarantor Subsidiary, Borrower has no direct or indirect subsidiaries that own, lease or possess any assets or conduct any business."

          E.   Section 11(b)(xi) is hereby amended by adding a new subsection
(J) at the end thereof to read as follows:

          "and (J) immediately upon receipt thereof, any material notice given or received by Borrower under or pursuant to the Indenture providing for the issuance of the Convertible Debentures.

          F. Section 11(c)(iii)(B) is hereby amended by adding the following clause at the beginning of such subsection (B):

          "except for redemptions by VFT of the Common Securities and Preferred Securities by distribution of the Convertible
          Debentures pursuant to the provisions of the Indenture by reason of the occurrence of a Tax Event or Investment Company Event (as such terms are defined in the Indenture),"

          G. Section 11(c)(v) is hereby amended by adding a new subsection (C) to the first sentence of such section after the words "Long-term Debt" on the eighth line of such section to read as follows:


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          "or (C) redemptions or payments by Borrower or VFT of the
          Preferred Securities by distribution of the Convertible
          Debentures pursuant to the provisions of the instruments governing such securities by reason of the occurrence of a Tax Event or Investment Company Event."

          H. Section 11(c)(v) is hereby amended by adding the following sentence at the end of such section:

          "For purposes of this subsection (v), any payments of interest on the Convertible Debentures or the Preferred Securities that have been deferred pursuant to the provisions of the instruments governing such indebtedness, together with any liquidated damages and other amounts payable by reason of such deferral or otherwise, shall constitute scheduled payments on such indebtedness."

          I. Section 11(c)(vi) is hereby amended by amending subsection (B) thereof to read in its entirety as follows:

          "(B) permit any Subsidiary other than the Guarantor Subsidiaries set forth in Part II of Schedule 3 and, to the extent necessary to carry out the transactions described in the Offering Circular, VFT to own, lease or possess any assets or conduct any business;"

          J. Section 11(c)(viii) of the Agreement is hereby amended by adding new subsections (G), (H) and (I) at the end thereof to read as follows:

          "(G) the Convertible Debentures;

          (H) with respect to VFT, the Preferred Securities; and

          (I) the VFT Guarantee."

          K. Section 11(c)(x) of the Agreement is hereby amended by adding new subsections (G) and (H) at the end thereof to read as follows:

          "(G) the Investment by Borrower in VFT as described in the Offering Circular;

          (H) the Investment by VFT in the Convertible Debentures."

          L. Section 11(c)(xi) is hereby amended by adding the following clause at the beginning of such section:

          "Except for the VFT Transaction as described in the Offering Circular" and


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          M.   Section 11(c)(xiv)(C)(1) of the Agreement is hereby amended by adding the following clause at the beginning of such subsection (1):

          "except as provided in connection with the VFT Transaction as described in the Offering Circular,"

          N. Section 11(c) (xv) is hereby added to the Agreement to read as follows:

          "(xv) For so long as any Default or Event of Default shall have occurred and shall be continuing, or shall occur after giving effect to such redemption, elect to redeem the Convertible Debentures or the Preferred Securities, except for redemptions by VFT of the Common Securities and Preferred Securities by distribution of the Convertible Debentures pursuant to the provisions of the Indenture by reason of the occurrence of a Tax Event or Investment Company Event."

          O. Section 13 (a) of the Agreement is hereby amended by adding a new subsection (xi) at the end thereof to read as follows:

          "or (xi) the occurrence of any event that gives holders of the Convertible Debentures or the Preferred Securities the right to accelerate the maturity of such Convertible Debentures or Preferred Securities unless such event is cured or waived by the first to occur (A) thirty (30) days after such occurrence or (B) the required payment date associated with such acceleration."

          P. Section 19 is hereby amended by adding the following definitions thereto:

               "Common Securities" shall mean the common securities issued by VFT to Borrower pursuant to the Indenture.

               "Convertible Debentures" shall mean the Convertible Debentures due 2016 issued by Borrower described in the Offering Circular.

               "Indenture" shall mean the Indenture among VFT and the individuals and entities selected to serve as trustees of VFT.

               "Preferred Securities" shall mean the Convertible Preferred Securities issued by VFT pursuant to the Indenture.

               "VFT" shall mean Vanstar Financing Trust, a Delaware statutory business trust.

               "VFT Guarantee" shall mean the Guarantee by Borrower for benefit of the holders of the Convertible Preferred Securities.


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               "VFT Transaction" shall mean the transaction described in
          the preliminary Offering Circular of VFT dated September 12, 1996 whereby, among other actions, (i) VFT shall issue and Borrower shall acquire all of the Common Securities, (ii) VFT shall issue the Preferred Securities, (iii) Borrower shall issue to VFT the Convertible Debentures, (iv) Borrower shall have undertaken to file a shelf registration statement in respect of the Preferred Securities, the VFT Guarantee and the Convertible Debentures, and
          (v) Borrower shall execute and deliver the VFT Guarantee.

          Q. Schedule 3 of the Agreement is hereby amended to add VFT as a Subsidiary of Borrower in Part 1 thereof.

     Section 4. REPRESENTATIONS AND WARRANTIES. Borrower makes IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

     Section 4.1 ACCURACY AND COMPLETENESS OF WARRANTIES AND REPRESENTATIONS. All representations made by Borrower in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Borrower in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

     Section 4.2 VIOLATION OF OTHER AGREEMENTS. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause Borrower not to be in compliance with the terms of any agreement to which Borrower is a party.

     Section 4.3 LITIGATION. Except as has been disclosed by Borrower to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Borrower, which if adversely determined, would materially adversely affect Borrower's ability to perform Borrower's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

     Section 4.4 ENFORCEABILITY OF AMENDMENT. This Amendment has been duly authorized, executed and delivered by Borrower and is enforceable against Borrower in accordance with its terms.

     Section 5. RATIFICATION OF AGREEMENT. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Borrower hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Borrower, and is not subject to any claims, offsets and or defense.

     Section 6. GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws of the State of California.


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     Section 7.     COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

     Section 8. CONFIDENTIALITY. All information contained in this Amendment regarding the VFT Transaction, including the information contained in the preliminary Offering Circular of VFT dated September 12, 1996, shall be maintained in confidence by IBM Credit and shall not be publicly disclosed to any person or entity. No offer of securities is intended, or should be implied, by the delivery to IBM Credit of such preliminary Offering Circular.

     Section 9. FINANCIAL COVENANTS. Borrower and IBM Credit shall after the execution of this Amendment negotiate in good faith revisions to the financial covenants contained in Section 12 of the Agreement to be effective prior to January 15, 1997.

     IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.

                                  VANSTAR CORPORATION


                                  By:   /s/ H. CHRISTOPHER COVINGTON
                                      -----------------------------------------
                                  Title: Senior Vice President, General Counsel,
                                           and Secretary
                                         --------------------------------------

                                   Accepted and Agreed:

                                   IBM CREDIT CORPORATION


                                   By:    /s/ PAUL LEIBA
                                        ----------------------------------------
                                   Title: Credit Manager
                                          --------------------------------------


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